Exhibit   99.4

RESIGNATION OF OFFICER

The undersigned hereby resigns from all positions as officer and employee of Swordfish Financial, Inc. to be effective on the date entered on this Resignation letter.

Dated:  December 17, 2012

/s// Randy Moseley
 Randy Moseley